UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 22, 2010
(Date of earliest event reported)
OSTEOTECH, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-19278 (Commission file number)	13-3357370 (IRS Employer Identification No.)
51 James Way
Eatontown, New Jersey 07724
(Address of principal executive offices, including zip code)
(732) 542-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 22, 2010, the Company adopted a stockholder rights plan. The stockholder rights plan is embodied in the Rights Agreement dated as of January 22, 2010 (the “Rights Agreement”), between the Company and Registrar and Transfer Company (the “Rights Agent”), which is attached hereto as Exhibit 4.1. For a description of the material terms of the Rights Agreement and the rights to be issued pursuant thereto, please refer to Item 3.03 of this Current Report on Form 8-K, which is hereby incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.
On January 22, 2010, the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and authorized the issuance of one Right for each share of Common Stock which shall become outstanding between the Record Date (as hereinafter defined) and the earliest to occur of the Distribution Date (as hereinafter defined), the redemption or exchange of the Rights, or the expiration of the Rights. The dividend is payable at the close of business on February 2, 2010 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1000th) of a share of Series E Junior Participating Preferred Stock, $0.01 par value (the “Preferred Stock”), of the Company at a price of $23.00 (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement between the Company and the Rights Agent.
Until the close of business on the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate and the Summary of Rights attached to the Rights Agreement (the “Summary of Rights”), and no separate certificates evidencing the rights (“Right Certificates”) will be issued. The Rights will separate from the Common Stock, Right Certificates will be issued and the Rights will become exercisable on the tenth day (the “Distribution Date”) after the earlier of (i) the public announcement (including pursuant to a report filed or amended pursuant to Section 13(d) of the Exchange Act) that, or (ii) a determination by a majority of the Company’s Board of Directors that, a person or group has become an Acquiring Person (as defined below) (the “Shares Acquisition Date”). An “Acquiring Person” is a person or group that, together with its affiliates and associates, is the beneficial owner of 15% or more of the outstanding Common Stock. Certain persons, including the Company, any subsidiary of the Company, and Company benefit plan related holders, are excluded from the definition of Acquiring Person. Moreover, a person or group of affiliated or associated persons, who (i) beneficially owns 15% or more of the Common Stock outstanding on the date of the Rights Agreement (provided such person or group does not accumulate additional shares of Common Stock equal to 1% or more of the shares of Common Stock then outstanding) or (ii) acquires the beneficial ownership of 15% or more of the Common Stock then outstanding either (a) by reason of share purchases by the Company reducing the number of shares of Common Stock outstanding (provided such person or group does not acquire additional shares of Common Stock), or (b) inadvertently, if the Company’s Board of Directors determines such 15% beneficial ownership was acquired inadvertently and as promptly as practicable such person or group divests itself of enough shares of Common Stock or derivative securities so as to no longer have the beneficial ownership of 15% of the outstanding Common Stock, will not be an Acquiring Person.
For purposes of the Rights Agreement, “beneficial ownership” includes not only the right to vote or dispose of the Company’s Common Stock, but also rights related to derivative transactions or derivative securities which grant to the holder thereof the economic equivalent of ownership of an amount of Company Common Stock (whether or not such derivative (i) conveys voting rights in the Company Common Stock or (ii) may be settled through delivery of Company Common Stock, and whether or not the economic effect of such derivative has been hedged).

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of the Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, with or without a copy of the Summary of Rights, also will constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire at 5:00 p.m. (Eastern time) on January 22, 2020 (the “Expiration Date”), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of interests in Preferred Stock or other securities or property issuable upon exercise of the Rights is also subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
Preferred Stock will not be redeemable and will be, in ranking as to dividend and liquidation preferences, senior to the Common Stock. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of the greater of (i) $0.10 per share, or (ii) 1,000 times the aggregate per share amount of all cash dividends and 1,000 times the aggregate per share amount of all non-cash dividends and other distributions (other than dividends payable in Common Stock) declared per share of Common Stock. In the event of liquidation, the holders of the interests in Preferred Stock will receive a preferential liquidation payment of $1,000 per share, plus accrued and unpaid dividends, provided that such holders will be entitled to receive an aggregate liquidation payment equal to 1,000 times the payment made on one share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. If dividends on any Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon, all holders of Preferred Stock with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, have the right to elect one director. The term of such director will terminate automatically upon the expiration of the default period. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions as more fully described in the Rights Agreement. Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-

thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right (subject to adjustment) should approximate the value of one share of Common Stock.
In the event any person becomes an Acquiring Person, then each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its affiliates and associates (which will thereafter be null and void for all purposes of the Rights Agreement and the holder thereof shall thereafter have no rights with respect to such Rights, whether under the Rights Agreement or otherwise), will thereafter have the right to receive upon exercise, in lieu of Preferred Stock, that number of shares of Common Stock having a market value of two times the Purchase Price. Under some circumstances, upon payment of the Purchase Price, the Company may substitute other equity and debt securities, property, cash or combinations thereof, including combinations with Common Stock, of equal value to the number of shares of Common Stock for which the Right is exercisable.
If, following the Shares Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction, (ii) the Company is the surviving corporation in a merger or other business combination transaction and the shares of Common Stock are changed or exchanged or (iii) 50% or more of its consolidated assets or earning power is sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or affiliates or associates thereof) will thereafter generally have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of the senior voting stock of the acquiring company that, at the time of such transaction, would have a market value of two times the Purchase Price.
At any time prior to the earlier of (i) 5:00 p.m., Eastern time, on the Distribution Date, or (ii) 5:00 p.m., Eastern time, on the Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), which may be paid in cash or with Common Stock or any other form of consideration deemed appropriate by the Board of Directors of the Company. Immediately upon the action of the Board of Directors of the Company to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such action, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price, or the shares of Common Stock or Preferred Stock exchangeable for the Rights, as applicable.
A committee of independent directors of the Company will review and evaluate the Rights Agreement at least every five years in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Following each such review, the committee shall communicate its conclusions to the full Board of Directors of the Company, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.
Under certain circumstances, after the Shares Acquisition Date but prior to the time the Acquiring Person, together with all affiliates and associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights that were or are beneficially owned by an Acquiring Person or its affiliates and associates), in whole or in part, at an exchange ratio of one share of Common Stock (or, if there is an insufficient number of issued but not outstanding or authorized but unissued shares of Common Stock to permit such exchange, then one one-thousandth of a share of Preferred Stock) per Right (subject to adjustment).
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Except as otherwise provided in the Rights Agreement, and prior to the Distribution Date, the Company may, in its sole and absolute discretion, amend or supplement the Rights Agreement in any respect without the consent of the holders of certificates representing Common Stock. At any time after the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the consent of the holders of the Right Certificates at any time to cure any ambiguity or to correct or supplement any defective or inconsistent provisions, to shorten or lengthen any time period hereunder, or to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and which would not adversely affect the interests of the holders of Right Certificates (other than any holder who is an Acquiring Person or its affiliates and associates) or to cause the Rights to again become redeemable. The foregoing notwithstanding, no amendment may be made to the Rights Agreement at a time when the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision therein.
The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the redemption of the Rights by the Board of Directors of the Company. The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders because the Board of Directors may, at its option, at any time prior to the Shares Acquisition Date, redeem all but not less than all the then outstanding Rights at the Redemption Price.
A copy of each of the Rights Agreement and the Certificate of Designations for the Preferred Stock is attached as Exhibits 4.1 and 3.1, respectively, to this Current Report on Form 8-K. This summary description of the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Company filed a Certificate of Designations of Series E Junior Participating Preferred Stock with the Secretary of State of the State of Delaware on January 22, 2010. See the description in Item 3.03 (also incorporated by reference in Item 1.01) of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Series E Junior Participating Preferred Stock. A copy of the Certificate of Designations is filed herewith as Exhibit 3.1 and is hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On January 22, 2010, the Company issued a press release announcing the adoption of a stockholder rights plan. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
3.1	Certificate of Designations of Series E Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on January 22, 2010.

4.1	Rights Agreement, dated as of January 22, 2010, between Osteotech, Inc. and Registrar and Transfer Company, as Rights Agent, including the form of Certificate of Designations of Series E Junior Participating Preferred Stock, the forms of Right Certificate, Assignment and Election to Purchase, and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

99.1	Osteotech, Inc. Press Release dated January 22, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
By:	/s/ Mark H. Burroughs
Mark H. Burroughs
Executive Vice President

Date: January 22, 2010

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Designations of Series E Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on January 22, 2010.

4.1	Rights Agreement, dated as of January 22, 2010, between Osteotech, Inc. and Registrar and Transfer Company, as Rights Agent, including the form of Certificate of Designations of Series E Junior Participating Preferred Stock, the forms of Right Certificate, Assignment and Election to Purchase, and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

99.1	Osteotech, Inc. Press Release dated January 22, 2010.